Exhibit 99.1
TELEFLEX INCORPORATED AND SUBSIDIARIES
Condensed Consolidated Statements of Income
Adjusted To Reflect Discontinued Operations
(Unaudited)

	Three Months Ended
	March 27,	March 28,
	2011	2010
	(Dollars and shares in thousands, except
	per share)
Net revenues	$354,004	$343,537
Cost of goods sold	189,500	172,726

Gross profit	164,504	170,811
Selling, general and administrative expenses	103,386	95,651
Research and development expenses	11,038	9,311
Restructuring and other impairment charges	595	463

Income from continuing operations before interest, loss on extinguishments of debt and taxes	49,485	65,386
Interest expense	16,146	18,920
Interest income	(105)	(206)
Loss on extinguishments of debt	14,597	—

Income from continuing operations before taxes	18,847	46,672
Taxes on income from continuing operations	4,850	13,923

Income from continuing operations	13,997	32,749

Operating income from discontinued operations (including gain on disposal of $56,773 and $9,737, respectively)	63,936	14,375
Taxes (benefit) on income from discontinued operations	(261)	9,166

Income from discontinued operations	64,197	5,209

Net income	78,194	37,958
Less: Income from continuing operations attributable to noncontrolling interest	223	172
Income from discontinued operations attributable to noncontrolling interest	159	114

Net income attributable to common shareholders	$77,812	$37,672

Earnings per share available to common shareholders:
Basic:
Income from continuing operations	$0.34	$0.82
Income from discontinued operations	1.60	0.13

Net income	$1.94	$0.95

Diluted:
Income from continuing operations	$0.34	$0.81
Income from discontinued operations	1.58	0.13

Net income	$1.92	$0.94

Weighted Average common shares outstanding:
Basic	40,057	39,791
Diluted	40,424	40,199

Amounts attributable to common shareholders:
Income from continuing operations, net of tax	$13,774	$32,577
Income from discontinued operations, net of tax	64,038	5,095

Net income	$77,812	$37,672

These discontinued operations have not historically been separately identified, consolidated and audited as presented in this schedule.
Certain financial information is presented on a rounded basis, which may cause minor differences.

TELEFLEX INCORPORATED AND SUBSIDIARIES
Condensed Consolidated Statements of Income
Adjusted To Reflect Discontinued Operations
(Unaudited)

	Year Ended December 31,
	2010	2009
	(Dollars and shares in thousands, except
	per share)
Net revenues	$1,433,282	$1,434,885
Cost of goods sold	744,811	749,344

Gross profit	688,471	685,541
Selling, general and administrative expenses	409,924	388,281
Research and development expenses	42,621	36,685
Restructuring and other impairment charges	2,875	10,347
Gain on sales of businesses and assets	(341)	—

Income from continuing operations before interest, loss on extinguishments of debt and taxes	233,392	250,228
Interest expense	79,789	89,143
Interest income	(719)	(2,480)
Loss on extinguishments of debt	46,630	—

Income from continuing operations before taxes	107,692	163,565
Taxes on income from continuing operations	18,002	36,976

Income from continuing operations	89,690	126,589

Operating income from discontinued operations (including gain on disposal of $114,702 and $272,307, respectively)	165,727	288,503
Taxes on income from discontinued operations	52,962	101,081

Income from discontinued operations	112,765	187,422

Net income	202,455	314,011
Less: Income from continuing operations attributable to noncontrolling interest	861	632
Income from discontinued operations attributable to noncontrolling interest	500	10,385

Net income attributable to common shareholders	$201,094	$302,994

Earnings per share available to common shareholders:
Basic:
Income from continuing operations	$2.23	$3.17
Income from discontinued operations	2.81	4.46

Net income	$5.04	$7.63

Diluted:
Income from continuing operations	$2.21	$3.15
Income from discontinued operations	2.79	4.43

Net income	$4.99	$7.59

Weighted Average common shares outstanding:
Basic	39,906	39,718
Diluted	40,280	39,936

Amounts attributable to common shareholders:
Income from continuing operations, net of tax	$88,829	$125,957
Income from discontinued operations, net of tax	112,265	177,037

Net income	$201,094	$302,994

These discontinued operations have not historically been separately identified, consolidated and audited as presented in this schedule.
Certain financial information is presented on a rounded basis, which may cause minor differences.

6

TELEFLEX INCORPORATED AND SUBSIDIARIES
Condensed Consolidated Statements of Income
Adjusted To Reflect Discontinued Operations
(Unaudited)

	Three Months Ended				Year Ended
	March 28,	June 27,	September 26,	December 31,	December 31,
	2010	2010	2010	2010	2010
	(Dollars and shares in thousands, except per share)
Net revenues	$343,537	$358,427	$345,041	$386,277	$1,433,282
Cost of goods sold	172,726	184,126	178,477	209,482	744,811

Gross profit	170,811	174,301	166,564	176,795	688,471
Selling, general and administrative expenses	95,651	99,768	101,542	112,963	409,924
Research and development expenses	9,311	10,288	10,571	12,451	42,621
Restructuring and other impairment charges	463	75	1,141	1,196	2,875
Gain on sales of businesses and assets	—	—	(183)	(158)	(341)

Income from continuing operations before interest, loss on extinguishments of debt and taxes	65,386	64,170	53,493	50,343	233,392
Interest expense	18,920	19,534	20,047	21,288	79,789
Interest income	(206)	(150)	(219)	(144)	(719)
Loss on extinguishments of debt	—	—	30,354	16,276	46,630

Income from continuing operations before taxes	46,672	44,786	3,311	12,923	107,692
Taxes (benefit) on income from continuing operations	13,923	12,440	(7,676)	(685)	18,002

Income from continuing operations	32,749	32,346	10,987	13,608	89,690

Operating income from discontinued operations (1)	14,375	45,634	14,143	91,575	165,727
Taxes on income from discontinued operations	9,166	17,454	2,595	23,747	52,962

Income from discontinued operations	5,209	28,180	11,548	67,828	112,765

Net income	37,958	60,526	22,535	81,436	202,455
Less: Income from continuing operations attributable to noncontrolling interest	172	259	226	204	861
Income from discontinued operations attributable to noncontrolling interest	114	119	113	154	500

Net income attributable to common shareholders	$37,672	$60,148	$22,196	$81,078	$201,094

Earnings per share available to common shareholders:
Basic:

Income from continuing operations	$0.82	$0.80	$0.27	$0.34	$2.23

Income from discontinued operations	0.13	0.70	0.29	1.69	2.81

Net income	$0.95	$1.51	$0.56	$2.03	$5.04

Diluted:

Income from continuing operations	$0.81	$0.80	$0.27	$0.33	$2.21

Income from discontinued operations	0.13	0.70	0.28	1.68	2.79

Net income	$0.94	$1.49	$0.55	$2.01	$4.99

Weighted Average common shares outstanding:
Basic	39,791	39,913	39,933	39,987	39,906
Diluted	40,199	40,356	40,254	40,313	40,280

Amounts attributable to common shareholders:
Income from continuing operations, net of tax	$32,577	$32,087	$10,761	$13,404	$88,829
Income from discontinued operations, net of tax	5,095	28,061	11,435	67,674	112,265

Net income	$37,672	$60,148	$22,196	$81,078	$201,094

(1)	Gain on disposal of discontinued operations included in operating income from discontinued operations is as follows:

	Three Months Ended				Year Ended
	March 28,	June 27,	September 26,	December 31,	December 31,
	2010	2010	2010	2010	2010
	(Dollars in thousands)
Gain on disposal of discontinued operations	$9,737	$28,825	$—	$76,140	$114,702
     These discontinued operations have not historically been separately identified, consolidated and audited as presented in this schedule.
     Certain financial information is presented on a rounded basis, which may cause minor differences.

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